FAIR VALUE OF DERIVATIVES USING BLACK SCHOLES OPTION PRICING MODEL (Details)	Sep. 30, 2015 $ / shares
FAIR VALUE OF DERIVATIVES USING BLACK SCHOLES OPTION PRICING MODEL
Risk free interest rate	0.31%
Minimum Term in years	0.28
Maximum Term in years	1.58
Minimum Expected stock volatility	240.00%
Maximum Expected stock volatility	287.00%
Expected dividend rate	0.00%
Common stock price	$ 0.002